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                                                    EXHIBIT 10.79

     This ASSUMPTION AGREEMENT ("Assumption Agreement"), dated as of January 12, 1999 is executed by and between Toledo Pickling & Steel Sales, Inc., an Ohio corporation ("Seller"), and TPSS Acquisition Corporation, an Ohio corporation ("Purchaser").


                            RECITALS:


      WHEREAS, on the terms and subject to the conditions set forth in the Asset Purchase Agreement dated as of December 31, 1998 between the Seller and the Purchaser (the "Asset Purchase Agreement"), Purchaser has agreed to assume and pay, discharge or perform, as appropriate, certain liabilities and obligations of Seller ("Assumed Liabilities");

      WHEREAS, on the Closing Date hereof, in accordance with the terms of the Asset Purchase Agreement, Purchaser is assuming the Assumed Liabilities of the Seller and will pay, discharge or perform such Assumed Liabilities as consideration for the purchase of the Assets;

NOW, THEREFORE, the parties agree as follows:

     1. Recitals. Each of the above recitals is incorporated herein as a term and provision of this Assumption Agreement.
     2.    Defined  Terms.  All capitalized terms  used  in  this
Assumption Agreement shall have the meanings ascribed to such terms in the Asset Purchase Agreement unless otherwise specifically defined herein.
     3. Assumption of Liabilities. The Purchaser hereby expressly assumes and agrees to pay, discharge or perform all of the Seller's obligations with respect to the Assumed Liabilities as set forth in Section 1.4(a) (including, without limitation, those liabilities set forth on Schedule 1.4(a)) of the Asset Purchase Agreement. Purchaser and Seller agree that the Excluded Liabilities are beyond the scope of this Assumption Agreement and any assumption of such liabilities is expressly disclaimed by Purchaser hereunder.
     4. Representations and Warranties. Seller does hereby represent and warrant to the Purchaser, and covenants and agrees, that other than as set forth in the Asset Purchase Agreement, Seller is not in default of any of it obligations constituting part of the Assumed Liabilities
     5. Further Assurances. The parties hereto agree that at any time and from time to time, after the execution of this Assumption Agreement upon the request of the other party hereto to execute, acknowledge and deliver, or to cause to be done, executed or acknowledged and delivered all such further acts, assignments, transfers, conveyances, and assurances as may be required for the consummation of the transactions contemplated hereby.


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     6.    Governing  Law.   This Assumption Agreement  shall  be
governed by and construed in accordance with the internal laws of the State of Ohio.
      7. Waiver. No waiver of a breach of, or default under, any provisions of this Assumption Agreement, or failure to enforce any right or privilege hereunder, shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Assumption Agreement, or as a waiver of any of such provisions, rights or privileges hereunder.
      9.    Amendment.   This  Assumption Agreement  may  not  be
changed orally, but only by an instrument in writing signed by all the parties hereto.
      10.  Headings.  The heading of the sections and subsections
contained   in   this  Assumption  Agreement  are  inserted   for
convenience  only  and do not form a part or affect  the  meaning thereof.
     11. Entire Agreement. This Assumption Agreement shall be binding upon the parties hereto and their successors and assigns.
This   Assumption  Agreement  may  only  be  amended  by  written instrument executed by each of the parties hereto.
      IN WITNESS WHEREOF, each of the parties hereto has caused this Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

                                   SELLER:

                                   Toledo Pickling & Steel Sales, Inc.

                                   By:     /s/ William Ciralsky
                                      -------------------------
                                   Name:   William Ciralsky
                                           ----------------
                                   Title:  President
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                                   PURCHASER:

                                   TPSS Acquisition Corporation

                                   By:  /s/ Richard D. Bailey
                                      -----------------------
                                   Name:  Richard D. Bailey
                                          -----------------
                                   Title: President
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